SUNAMERICA ANNUITY AND LIFE ASSURANCE COMPANY

                    VARIABLE ANNUITY ACCOUNT FIVE
                     Supplement to the Prospectus
        SEASONS ADVISOR VARIABLE ANNUITY DATED JULY 29, 2003


The following replaces "LATEST ANNUITY DATE" in the GLOSSARY section of the prospectus:

Latest Annuity Date - The first business day of the month following your 95th birthday or tenth contract anniversary, whichever is later.

The following replaces the "ANNUITY DATE" section under the INCOME OPTIONS header of the prospectus:

THE INCOME PHASE

What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax advisor so that together you may make the best decision for your particular circumstances.

When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. Your Latest Annuity Date is defined as the later of the 95th birthday or 10 years after your contract issue date. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.

How do I elect to begin the Income Phase?
First, you must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Income Options in the prospectus.

What is the impact on my Death Benefits if I annuitize?
Upon annuitizing the contract, the death benefit will terminate. Please see DEATH BENEFITS in the prospectus.

The following replaces the second paragraph under "INCOME OPTIONS" section under the INCOME OPTIONS header of the prospectus:

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.


Dated: August 29, 2011





              Please keep this Supplement with your Prospectus